Exhibit 10.3

AMENDMENT NO. 1 TO SUBORDINATION AGREEMENT

THIS AMENDMENT NO. 1 TO SUBORDINATION AGREEMENT (this “Amendment”) is made as of this 5th day of April, 2017, by and among JACKSON INVESTMENT GROUP, LLC, a Georgia limited liability company, as purchaser and holder of the Subordinated Note (as defined below) and as secured party under the Subordinated Security Documents (as defined below) (“Subordinated Lender”), STAFFING 360 SOLUTIONS, INC., a Nevada corporation (“Parent”), certain of the Parent’s subsidiaries party hereto, and MIDCAP FUNDING X TRUST, a Delaware statutory trust and successor by assignment from MidCap Financial Trust, as Agent for the financial institutions or other entities from time to time parties to the Senior Loan Agreements (as hereinafter defined) (acting in such capacity, “Agent”), and as a Lender, or such then present holder or holders of the Senior Loan (as hereinafter defined) as may from time to time exist (the “Lenders,” and collectively with the Agent, the “Senior Lenders”). Reference in this Agreement to “Subordinated Lender”, “Subordinated Lenders”, “each Subordinated Lender” or otherwise with respect to any one or more of the Subordinated Lenders shall mean each and every person included from time to time in the term “Subordinated Lender” and any one or more of the Subordinated Lenders, jointly and severally, unless a specific Subordinated Lender is expressly identified.

RECITALS

A.PEOPLESERVE, INC., MONROE STAFFING SERVICES, LLC, PEOPLESERVE PRS, INC., FARO RECRUITMENT AMERICA, INC., LIGHTHOUSE PLACEMENT SERVICES, INC. and any additional borrower that may hereafter be added to the Senior Loan Agreement (as hereinafter defined) (collectively, “Borrowers”), Parent, Agent and Senior Lenders have entered into a Credit and Security Agreement dated as of April 8, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Senior Loan Agreement”) pursuant to which, among other things, Senior Lenders have made certain loans and financial accommodations to Borrowers and the other Credit Parties (as hereafter defined).  Parent has guaranteed the obligations of Borrowers pursuant to that certain Payment Guaranty dated April 8, 2015 (the “Parent Guaranty”).  All of Borrower’s obligations to Senior Lenders under the Senior Loan Agreement and the other Senior Loan Documents (as hereinafter defined) are secured by liens on and security interests in substantially all of the now existing and hereafter acquired personal property of Borrowers and Parent.

B.Subordinated Lender has extended to Parent, or may in the future extend to Parent, loans and other financial accommodations or Parent may become obligated to the Subordinated Lender for the payment of money.

C. Parent, certain of the Parent’s subsidiaries party hereto, Subordinated Lender and Agent have entered into that certain Subordination Agreement dated January 25, 2017 (as amended hereby and as it may be further amended, modified and restated from time to time, the “Subordination Agreement”). All other capitalized terms used but not defined herein shall have the meanings set forth in the Subordination Agreement.

D. It is proposed that Parent shall enter into a 6% Subordinated Secured Note dated the date hereof in an aggregate principal sum of $1,650,000 to be issued by Parent in favor of Subordinated Lender in the form attached hereto as Exhibit A (the “April 2017 Subordinated Note”) pursuant to the Subordinated Note Agreement.

E.As an inducement to and as one of the conditions precedent to the agreement of Agent and Senior Lenders to permit the April 2017 Subordinated Note under the Senior Loan Agreement, Agent and Senior Lenders have required the execution and delivery of this Amendment by Subordinated Lender,

Parent and certain of the Parent’s subsidiaries party hereto.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Subordinated Lender, Parent and certain of the Parent’s subsidiaries party hereto hereby agree as follows:

1.Recitals.   The Recitals set forth above shall be construed as part of this Amendment as if set forth fully in the body of this Amendment.

2.Amendment to Subordination Agreement.

(a)Section 1 (Definitions) of the Subordination Agreement is hereby amended to add the following defined term in its alphabetical order as follows:

“First Amendment Closing Date” shall mean April 5, 2017.

(b)The defined terms “Permitted Subordinated Debt Payments” and “Subordinated Note” in Section 1 (Definitions) of the Subordination Agreement are hereby amended and restated, respectively, in their entirety as follows:

“Permitted Subordinated Debt Payments” means payments of regularly scheduled payments of principal and interest on the Subordinated Debt, in each case due and payable on a non-accelerated basis in accordance with the terms of the Subordinated Debt Documents in effect as of the First Amendment Closing Date.

“Subordinated Note” shall mean, collectively, (i) that certain 6% Subordinated Secured Note dated as of January 25, 2017, in the principal amount of $7,400,000, issued by Parent to Subordinated Lender pursuant to the Subordinated Note Agreement, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement, and (ii) that certain 6% Subordinated Secured Note dated as of April 5, 2017, in the principal amount of $1,650,000, issued by Parent to Subordinated Lender pursuant to the Subordinated Note Agreement, in each case as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement together with any and all promissory notes at any time issued in substitution, exchange or replacement thereof.

4.Limited Consent. At the request of and as an accommodation to the Subordinated Lender, pursuant to the terms of Section 3.2 of the Subordination Agreement, Agent hereby consents to (i) the April 2017 Subordinated Note and (ii) the Omnibus Amendment and Reaffirmation Agreement in the form attached hereto as Exhibit B, each as an amendment, modification or supplement to the terms of the Subordinated Debt.  The limited consent set forth in this Section 4 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) except as expressly provided herein, be a consent to any amendment, waiver or modification of any term or condition of the Subordination Agreement or of any other Senior Loan Document; (b) prejudice any right that Agent or the Lenders have or may have in the future under or in connection with the Senior Loan Agreement or any other Senior Loan Document; (c) waive any Event of Default that exists as of the date hereof; or (d) establish a custom or course of dealing among any of the Subordinated Lender on the one hand, or Agent or any Lender, on the other hand.

5.Affirmation.  Except as specifically amended pursuant to the terms hereof, the Subordination Agreement (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the parties hereto.

6.Miscellaneous.

(a)Headings.  Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(b)Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Signatures by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be treated as delivery of an original and shall bind the parties hereto. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this Agreement constitute an instrument executed and delivered under seal, the parties have caused this Amendment to be executed under seal as of the date first written above.

AGENT:	MIDCAP FUNDING X TRUST,
a Delaware statutory trust

By: Apollo Capital Management, L.P.,
its investment manager

By: Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Michael Levin
Name: Michael Levin
Title: Authorized Signatory

Agent’s Signature Page to Amendment No. 1 to Subordination Agreement

SUBORDINATED LENDER:

JACKSON INVESTMENT GROUP, LLC

By:	/s/ Richard L. Jackson	(SEAL)
Name: Richard L. Jackson
Title: Chief Executive Officer

Subordinated Lender’s Signature Page to Amendment No. 1 to Subordination Agreement

PARENT:

STAFFING 360 SOLUTIONS, INC.

By:	/s/ Brendan Flood	(Seal)
Name: Brendan Flood
Title: Executive Chairman

SUBSIDIARIES:

MONROE STAFFING SERVICES, LLC

By:	/s/ Brendan Flood	(Seal)
Name: Brendan Flood
Title: Executive Chairman

PEOPLESERVE, INC.

By:	/s/ Brendan Flood	(Seal)
Name: Brendan Flood
Title: Executive Chairman

FARO RECRUITMENT AMERICA, INC.

By:	/s/ Brendan Flood	(Seal)
Name: Brendan Flood
Title: Executive Chairman

LIGHTHOUSE PLACEMENT SERVICES, INC.

By:	/s/ David Faiman	(Seal)
Name: David Faiman
Title: Secretary and Treasurer

PEOPLESERVE PRS, INC.

By:	/s/ Brendan Flood	(Seal)
Name: Brendan Flood
Title: Executive Chairman